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                                                                  Exhibit 10(hh)

                                 AMENDMENT NO. 1
                                      TO
                   AMENDED AND RESTATED SECURITY AGREEMENT

     AMENDMENT NO. 1, dated as of December 30, 1999 (this "AMENDMENT"), to the AMENDED AND RESTATED SECURITY AGREEMENT, dated as of July 27, 1998, as heretofore amended (the "SECURITY AGREEMENT"), among THE ELDER-BEERMAN STORES CORP. (the "BORROWER"), the other Grantors listed on the signature pages hereto and CITICORP USA, INC., as agent for the Lenders, the Issuer and the Swing Loan Bank (in that capacity, the "AGENT") under that certain Amended and Restated Credit Agreement, dated as of July 27, 1998, among the Borrower, the financial institutions party thereto, Citibank, N.A., as issuer (the "ISSUER"), and the Agent.

                              W I T N E S S E T H:
                              --------------------
     WHEREAS, the Borrower has requested that the Agent on behalf of the Lenders amend the Security Agreement as provided below; and

     WHEREAS, the Agent has agreed to, and the Majority Lenders have consented to, such amendments on the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     SECTION 1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

     SECTION 2. AMENDMENTS TO THE SECURITY AGREEMENT. As of the Effective Date, the Security Agreement shall be amended as follows:

     (a) By amending Section 2 thereof by adding the following language at the end of Section 2(a)(iii): "or that relate to any membership interests or partnership interests owned by the Borrower and/or any other Grantor in any limited liability company or limited partnership, respectively,".

     (b)  By amending Section 5 thereof by adding the following new Section
5(p):

          "(p) Each Grantor hereby covenants that each limited liability company in which it holds any membership
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     interest will have an operating agreement that provides that, upon the occurrence and during the continuance of an Event of Default, the Agent on behalf of the Lenders shall be entitled to exercise all of the rights of such Grantor and that a transferee or assignee of such membership interest in any such limited liability company shall become a member of such limited liability company entitled to participate in the management of such limited liability company to the same extent as the transferor thereof and, upon the transfer of the entire interest of the transferor, such transferor ceases to be a member. Each Grantor covenants and agrees that it will not permit the amendment of any operating agreement governing a limited liability company in which it holds any membership interest in any way to adversely affect the perfection of the security interest in the membership interest held by such Grantor as provided for herein, including electing to treat the membership interest held by such Grantor as a security under Section 8-103 of the UCC or to otherwise adversely affect the Secured Parties."

     (c)  By amending Section 5 thereof by adding the following new Section
5(q):

          "(q) Each Grantor hereby covenants that each limited partnership in which it holds any partnership interest will have a partnership agreement that provides that, upon the occurrence and during the continuance of an Event of Default, the Agent on behalf of the Lenders shall be entitled to exercise all of the rights of such Grantor and that a transferee or assignee of such partnership interest in any such limited partnership shall become a partner of such limited partnership entitled to participate in the management of such limited partnership to the same extent as the transferor thereof and, upon the transfer of the entire interest of the transferor, such transferor ceases to be a partner. Each Grantor covenants and agrees that it will not permit the amendment of any partnership agreement governing a limited partnership in which it holds any partnership interest in any way to adversely affect the perfection of the security interest in the partnership interest held by such Grantor as provided for herein, including electing to treat the partnership interest held by such Grantor as a security under Section 8-103 of the UCC or to otherwise adversely affect the Secured Parties."

     SECTION 3: ADDITION OF NEW GRANTORS. Elder-Beerman Holdings, Inc., an Ohio corporation ("Holdings"), Elder-Beerman Operations, LLC, an Ohio limited


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liability company ("Operations"), and Elder-Beerman Indiana, L.P., an Indiana
limited partnership ("EBI"), are hereby added as parties to the Security Agreement as Grantors. By its execution hereof Holdings, Operations and EBI each expressly assumes all obligations as a Grantor in the Security Agreement and grants the Liens on its property provided for therein.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants to the Lenders and the Agent that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate, partnership or limited liability company action on the part of such Grantor and will not violate the certificate of incorporation, certificate of formation, by-laws or operating agreement or other comparable organizational documents of such Grantor; (ii) this Amendment is the legal, valid, binding and enforceable obligation of such Grantor, enforceable against it in accordance with its terms; (iii) the representations and warranties contained in the Security Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by the Security Agreement as amended by this Amendment; and (iv) no Default or Event of Default under the Credit Agreement has occurred and is continuing.

     SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective (the "EFFECTIVE DATE") when, and only when, the Agent shall have received counterparts hereof which when taken together shall have been signed by each Grantor (whether on the same or different counterparts).

     SECTION 6. EFFECT ON THE LOAN DOCUMENTS.

     (a) On and after the date hereof, each reference in the Security Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Loan Documents to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended hereby.

     (b) Except as specifically amended herein, the Security Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under any of the Loan Documents, nor shall it constitute a waiver of any provision of any of the Loan Documents, including, without limitation, a waiver of any rights of any Lender arising out of, or relating to, any Default or Event of Default that has occurred and is continuing.

     SECTION 7. COUNTERPARTS.

     This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and


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delivered shall be an original, but all of which shall together constitute one and the same instrument.

     SECTION 8. GOVERNING LAW.

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.

                                   BORROWER:

                                   THE ELDER-BEERMAN STORES CORP.

                                   By: /s/ Steven D. Lipton
                                       ----------------------------------------
                                       Name:  Steven D. Lipton
                                       Title: Senior Vice President, Controller

                                   GRANTORS:

                                   THE BEE-GEE SHOE CORP.

                                   By: /s/ Steven D. Lipton
                                       ----------------------------------------
                                       Name:  Steven D. Lipton
                                       Title: Senior Vice President, Controller

                                   THE EL-BEE CHARGIT CORP.

                                   By: /s/ Steven D. Lipton
                                       ----------------------------------------
                                       Name:  Steven D. Lipton
                                       Title: Senior Vice President, Controller

                                   ELDER-BEERMAN WEST VIRGINIA, INC.

                                   By: /s/ Steven D. Lipton
                                       ----------------------------------------
                                       Name:  Steven D. Lipton
                                       Title: Vice President, Controller

                                   THE ELDER-BEERMAN HOLDINGS, INC.

                                   By: /s/ Steven D. Lipton
                                       ----------------------------------------
                                       Name:  Steven D. Lipton
                                       Title: Vice President, Controller


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                                 ELDER-BEERMAN OPERATIONS, LLC

                                 By: The Elder-Beerman Stores Corp.,
                                     as its Managing Member


                                 By: /s/ Steven D. Lipton
                                     -----------------------------------
                                     Name: Steven D. Lipton
                                     Title: Vice President, Controller

                                 ELDER-BEERMAN INDIANA, L.P.

                                 By: The Elder-Beerman Stores Corp.,
                                     as its General Partner


                                 By: /s/ Steven D. Lipton
                                     -----------------------------------
                                     Name: Steven D. Lipton
                                     Title: Vice President, Controller

                                 AGENT:

                                 CITICORP USA, INC.


                                 By: /s/ Claudia Slacik
                                     -----------------------------------
                                     Name: Claudia Slacik
                                     Title: Vice President